                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): October 5, 2000
                                                      ---------------



                             PARTY CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                    0-27826              22--3033692
         ------------------          -----------------       -------------
    (State of other jurisdiction     (Commission File          (IRS Employer
         of incorporation)                Number)            Identification No.)



    400 Commons Way, Rockaway, NJ                      07866
    ---------------------------------------         -----------
    (Address of principal executive offices)          Zip Code



    Registrant's telephone number, including area code: (973) 983-0888
                                                        --------------

Item 5.     Other Reportable Events

     On October 5, 2000 the Board of Directors (the "Board") of Party City Corporation (the "Company") voted to increase the number of directors constituting the Board from five to seven and, in order to fill the two vacancies thereby created, elected Michael Tennenbaum and Edward Mule as additional members of the Board, to hold office until the next annual election of directors.

     A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

     99.1   Press release of Party City Corporation, dated October 9, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARTY CITY CORPORATION


Dated:  October 10, 2000                 By:  /s/ Thomas E. Larson
                                              --------------------
                                         Name:  Thomas E. Larson
                                         Title: Chief Financial Officer